Salomon Smith Barney
Transportation Conference
November 6, 2001

Continental Airlines

Please note that the discussion today may contain forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Strategic Overview

Before September 11th

- Profitable Business Model
- Excellent Employee Relations
- Industry Leading Product
- RASM Premium to Industry
- Strong Alliance Relationships
- Young, Fuel-Efficient Fleet with Natural Hedge
- Strong Management Team

Distinguished Industry Recognition

Air Transport World Airline of the Year

Domestic Airline Winners Since 1991

Continental	2001 & 1996
Delta	1998
Northwest/KLM	1997
Southwest	1991

Excellent Employee Relations



Fortune
100 Best Companies to Work For

Airline	1998	1999	2000
	----- Ranking	-----	
CO	40	23	18
WN	4	2	4

AA
DL
HP
NW
UA
US

} **Did Not Make List**

Industry Leading Product

Consistent High Customer Satisfaction

Long-Haul JD Power Award


Top 5 Ranking
1
2
3
4
5
1996
CO
NW
AA
TW
UA
1997
CO
TW
UA
AA
WN
1998
TW
CO
UA
HP
AA
1999
CO
TW
AA
UA
HP
2000
CO
TW
WN
UA
HP



After September 11th

- Reduced Capacity to Meet Market Demand
- Security/Insurance Costs Will Increase
- Excellent Employee Relations
- Industry Leading Product
- RASM Premium to Industry
- Strong Alliance Relationships
- Young, Fuel-Efficient Fleet with Natural Hedge
- Strong Management Team

Continental Smaller, But…

October 2001 vs. October 2000



Newark (27%)
Cleveland (27%)
Houston (10%)
Europe (19%)
Latin America (16%)
Micronesia (16%)

Pacific up 15% due to new Hong Kong Service
Continental Express up 5%

Maintains High Quality Product…

- **Security Check-in Peak Bank Wait Times**

Newark	20 – 25 Minutes
Houston	20 – 25 Minutes
Cleveland	30 – 40 Minutes
Guam	10 – 15 Minutes

- **Youngest Jet Fleet**
- **Food Still Served**
- **Free Video on Domestic Flights**
- **Bigger Overhead Bins**

Maintains Employee Focused Culture...

- On-Time Bonus
- Attendance-Ford Explorer Program
- Strong Communication Commitment
  - Daily News Update
  - Weekly Voicemail
- Severance Agreements Honored
  - Company Leave of Absence Program
  - Job Share Program
  - Enhanced Early Retirement Program

Maintains an EBITDAR Premium



EBITDAR Premium to Industry (pts)
10
8
6
4
2
0
0.9
1.5
4.3
5.6
8.1
7.8
9.3
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01*

CO EBITDAR Margin:	1Q00	2Q00	3Q00	4Q00	1Q01	2Q01	3Q01*
	16.0%	23.1%	22.1%	18.0%	16.1%	18.4%	22.5%

Industry = AA, CO, DL, HP, NW, UA, US, WN

*Includes government grant

Operational Update

Load Factor Stabilizing

2001 vs. 2000



0
(5)
(10)
(15)
(20)
(25)
Point Change
Year Over Year
11-16
17-23
24-30
1-7
8-14
15-21
22-28
---- September -----
-------------- October --------------

Note: Data reflects System Jet statistics; October data is preliminary; Load Factor on reduced capacity

RASM Trending Upward

2001 vs. 2000



0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
(40%)
(45%)
RASM % Change
Year Over Year
11-16
17-23
24-30
1-7
8-14
15-21
22-28
---- September -----
------------- October -------------

Note: Data reflects System Jet statistics; October data is preliminary

Stability Enhanced by Large Local Traffic Base



Local Traffic % of Total Traffic
75%
60%
45%
30%
15%
0%
65%
59%
53%
45%
38%
37%
CO
UA
AA
NW
DL
US

Source: LTM Q400 O&D Pax DB1A Data, Worldwide

Costs are Being Managed


CASM Holding Fuel Rate Constant
Year-Over-Year % Increase
5%
4%
3%
2%
1%
0%
1.4%
1.4%
1.5%
0 – 0.5%
5.0%
1998
1999
2000
2001E
2002E

2001 Cost Containment on Target Prior to 9/11



CASM Holding Fuel Rate Constant
Year-Over-Year % Increase
6%
4%
2%
0%
(2)%
(4)%
(6)%
1.9%
(4.4)%
(2.1)%
6.1%
5.0%
1Q01
2Q01
3Q01
4Q01E
2002E

Exceptional Completion Factor


D.O.T Completion %
99%
98%
97%
96%
95%
98.2%
97.3%
97.9%
97.2%
98.1%
96.7%
98.5%
97.5%
1998
1999
2000
YTD 8/30
Continental
Industry

Industry = Top 10 US Major Carriers

Consistent Strong Operational Integrity


D.O.T On-Time
% Arrivals within 14 minutes
90%
80%
70%
60%
78.1%
79.5%
82.6%
81.0%
2000
1Q01
2Q01
3Q01**

Ranking*	1st	1st	2nd	

*Rank based on Top 10 US Major Carriers

**September capacity reduction cancellations not included

The Youngest Jet Fleet



August 2001
Average Age (Years)
24
18
12
6
0
6.8
8.8
9.6
9.9
10.0
10.3
10.6
19.5
CO
WN
DL
AA
HP
UA
US
NW

Source: Company reports and BACK Aviation Services
Data includes regional jets flown by carriers' wholly-owned subsidiaries

Young Fuel Efficient Fleet is a Natural Hedge



12%
8%
4%
0%
(4)%
(8)%
Year-Over-Year % Increase
10.6%
9.6%
9.7%
3.7%
5.1%
(0.3)%
(2.0)%
(7.0)%
1998
1999
2000
2001E
Available Seat Miles
Gallons Consumed

Direct Rail Service to Newark

Over 1,000 Customers per Day


Union City
Kearny
Newark
Harrison
Hoboken
Jersey City
NY Penn
EWR
New York
Manhattan
Liberty Island
Upper New York Bay

	Est. Travel Time*	Cost
Private Car Service	1 Hr 15 Min.	$50-$75
Direct Rail Service	30 Min.	$11

*between 5-6:30p

New York - Global Gateway Development



Ramp Control Tower
Terminal C Roadway
Terminal A2 Development
Airside Bag Room
Airside Improvements
Terminal C Parking Garage
Monorail Connect to rail service
Terminal C Expansion
FIS Facility

Go Forward

Go Forward Plan


Fly to Win
Fund the Future
Make Reliability a Reality
Working Together
Top quartile margins
Control our Destiny
Deliver an industry leading product we are proud to sell
Have a Company where employees enjoy coming to work every day